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                                                 [LETTERHEAD OF ARTHUR ANDERSEN]

                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Jones Intercable, Inc. et.al. Defined Contribution Transfer Plan dated March 24, 2000 included in this Form 11-K and in the Form S-8 Registration Statement (No. 33-52813).

/s/ Arthur Andersen LLP

Denver, Colorado
March 24, 2000